UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://etp.tortoiseindexsolutions.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-TR-INDEX (844-874-6339) or send an email request to info@tortoiseindexsolutions.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Tortoise
2019 Semi-Annual Report

Table of Contents

Letter to Shareholders	2

TPYP: Fund Focus	4

TBLU: Fund Focus	6

TCLD: Fund Focus	8

TPAY: Fund Focus	10

Expense Example	14

Financial Statements	16

Notes to Financial Statements	30

Additional Information	35

Tortoise

2019 Semi-Annual Report | May 31, 2019

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$347,611.4
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector[2]	By geographic exposure[2]
Tortoise Global Water ESG Fund CBOE Bzx: TBLU Inception: 2/14/2017	Water companies	$4,554.9
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector[2]	By revenue[2]
Tortoise Cloud Infrastructure Fund CBOE Bzx: TCLD Inception: 1/31/2019	Cloud infrastructure companies	$2,685.5
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector[2]	By revenue[2]
Tortoise Digital Payments Infrastructure Fund CBOE Bzx: TPAY Inception: 1/31/2019	Digital payment companies	$4,528.1

[1]	As of 6/30/2019
[2]	As of 5/31/2019

Tortoise	1

Letter to shareholders

Dear shareholder,

Tortoise invests in essential assets and creates product solutions that allow investors to participate in the opportunities, innovations and development of these critical and essential assets. Tortoise North American Pipeline Fund (TPYP) offers access to the broad pipeline universe moving essential energy products from areas of supply to end users. The Tortoise Global Water ESG Fund (TBLU) offers the purest exposure to the water industry, perhaps one of the most essential assets and is an area that we foresee will need continued investment in the years to come.

We recently expanded our essential assets focus to include digital infrastructure, the backbone of the digital revolution, including everything that transfers, stores and processes digital information. Tortoise’s digital infrastructure strategy isolates what we believe are the fastest areas of growth in technology, that are also essential assets.

On January 31, 2019, we launched our new digital infrastructure suite of exchange-traded funds. The Tortoise Cloud Infrastructure Fund (TCLD) uses a passive management approach and seeks to track the total return performance of the Tortoise Global Cloud Infrastructure IndexSM. The index is comprised of companies that have the potential to benefit from the expected growing investment, rapid adoption and fast paced innovation of the cloud industry. The Tortoise Digital Payments Infrastructure Fund (TPAY) uses a passive management approach and seeks to track the total return performance of the Tortoise Global Digital Payments Infrastructure IndexSM. The index is comprised of companies that have the potential to benefit as the world continues to evolve from traditional cash payments, to the speed, accuracy and efficiency of digital payments.

Energy value chain

The broader energy sector, as represented by the S&P Energy Select Sector® Index, fell considerably during the first half of the fiscal year ending May 31, 2019, returning -9.5%. While the calendar year had a strong start, substantial uncertainties surfaced with U.S. and China trade talks and the potential for a slowing economy weighing on market performance in the second fiscal quarter.

Upstream

The downward trend in upstream performance continued during the first half of the fiscal year, mirroring the decline in crude oil prices during the second half of the period. Poor market sentiment was driven by recessionary fears, building Organisation for Economic Co-operation and Development (OECD) inventories, and downward revisions to demand growth estimates, overwhelming elevated geopolitical risk considerations and mounting worldwide supply outages. The Tortoise North American Oil and Gas Producers IndexSM has returned -11.3% fiscal year to date. Crude oil prices, represented by West Texas Intermediate (WTI), began the fiscal year on Dec. 1, 2018 at $50.93, peaked at $66.40 in mid-April and ended the period at $53.50.

2019 U.S. crude oil production is expected to be strong in the second half of the year with numerous Permian pipeline projects to the Gulf Coast coming online in the latter part of the year. Production is projected to average 12.4 MMbbl/d in 2019 and 13.3 MMbbl/d in 20201. The continued growth in production is predicted to transform the U.S. into a net exporter of oil and petroleum products by the end of 2020, according to the U.S. Energy Information Administration. With regards to non-U.S. supply, Organization of the Petroleum Exporting Countries (OPEC) formalized its collaboration with Non-OPEC agreement members under a charter forming OPEC+. The OPEC+ nations decided to maintain the current output reduction targets for an additional nine months through March 2020.

Natural gas prices were under pressure during the first half of the fiscal year, opening the period at $4.61 per million British thermal units (MMBtu) before closing the period much lower at $2.59. Moderating demand due to mild weather resulted in an elevated pace of inventory builds. With natural gas production expected to grow and average 90.1 billion cubic feet per day (bcf/d) in 2019 and 92.9 bcf/d in 20202, we believe production may be poised to outgrow domestic demand and LNG export needs, with prices likely to remain pressured in the medium term as a result. The U.S. became a net exporter of natural gas in 2017, the trend continued in 2018, and with more LNG liquefaction additions this year and next, net exports are set to increase.

Midstream

Performance in the midstream sector deviated from broader energy as represented by the Tortoise North American Pipeline IndexSM return of 8.3% and the Tortoise MLP Index® return of 4.9% for the first six months of the fiscal year ending May 31, 2019. Divergence in performance from the overall energy market highlighted strong midstream fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend.

Private equity interest in midstream energy has continued to be an evolving theme emphasizing the strategic value and attractive valuation of midstream assets. The largest deal was IFM Investors, an Australian global institutional fund manager, announced plans to acquire Buckeye Partners in an all-cash transaction at a 27.5% premium to the prior day’s closing price. The transaction, valued at an approximate 12x cash flow multiple, illustrates the higher valuations private equity is ascribing to energy infrastructure companies when compared to public investors.

Capital markets activity remained slow during the first half of the fiscal year with MLPs and other pipeline companies raising approximately $18.2 billion in total capital, with nearly all of the issuance in debt. Rattler Midstream LP raised $665 million in the only initial public offering during the period. Merger and acquisition activity among MLPs and other pipeline companies remained light except for the largest announcement of MPLX LP acquiring Andeavor Logistics LP for $13.5 billion, with approximately $16.7 billion total for the first half of the fiscal year.

Looking forward, in large part due to greater need to debottleneck other productive basins and to export crude oil and natural gas, the organic growth opportunity for midstream companies appears healthy. Our outlook for capital investments remains at approximately $130 billion for 2019 to 2021 in MLPs, pipelines and related organic projects.

Downstream

Refiner performance was restrained during the period driven by numerous planned and unplanned refinery outages, decreased crude oil supply due to sanctions on Iran and Venezuela, and refined products demand concerns tied to the U.S. and China trade war. With the upcoming International Maritime Organization’s Jan. 1, 2020 initiative (IMO 2020) implementing sulfur reduction regulations on the shipping industry, a large upheaval in the global refining industry is quickly approaching. U.S. refiners are well positioned to take

(unaudited)

2	Tortoise

2019 Semi-Annual Report | May 31, 2019

advantage of higher distillate pricing and more heavily discounted medium-heavy sour crudes, thanks in large part to their more complex nature and ability to use a wide range of crude feedstocks. As a result, refiner performance is expected to improve in the second half of the year. New petrochemical companies are due to come online later in the year, which should improve NGL prices.

Water

The water sector, as measured by the Tortoise Global Water ESG Index®, returned 5.8% for the six-month period ending May 31, 2019. The biggest performance contributor during the period was the water utilities sub-sector, as the group benefitted from attractive growth driven by a robust slate of growth projects across the globe. In developed markets, utilities are focusing on improving over-aged and under-maintained water infrastructure, while utilities in emerging markets are building the essential water infrastructure needed. Organic growth and increased merger and acquisition activity provide visibility into continued earnings and dividend growth over the long-term. During this period, the water utilities sub-sector also benefitted from its regulated asset base that generates stable cash flow as the equity markets experienced increased volatility because of continued trade tensions and fears of a global economic slowdown.

Our long-term outlook remains positive for the water sector as we believe we are in the early innings of a long-term global investment cycle. We expect that the investments will be directed at improving infrastructure globally and implementing technology to maximize water supply and improve water efficiency. Increased investment in the sector is expected to support attractive long-term earnings growth. While slower economic growth and a continuation of trade tensions may present headwinds to the group, we believe the sector will benefit from the deep backlog of water projects needed to ensure a safe and reliable water supply across the world for the years to come.

Cloud Infrastructure

For the six-month period ending May 31, 2019, the Tortoise Cloud Infrastructure IndexSM returned 5.1%, outperforming the relatively flat S&P 500® Index for the period. We believe the long-term growth trajectory of the cloud computing industry is strong as enterprises increasingly rely on cloud providers for many services ranging from software delivery to full service computing infrastructure. Increased data consumption and storage, demand for real time data interactions, and a host of other factors continue to drive demand for computing space and power. Data centers were the best performing segment of the Tortoise Cloud Infrastructure IndexSM, driven by solid fundamentals as the need for computing, storage and interconnections grows. Additionally, the drop in market interest rates drove higher yielding, rate sensitive sectors higher, also contributing to the outperformance of data center real estate investment trusts (REITs).

Digital Payments Infrastructure

For the six-month period ending May 31, 2019, the Tortoise Digital Payments Infrastructure Index returned 18.1%. Performance was driven largely by two major merger and acquisition transactions. In March, Worldpay, Inc. announced the plan to be acquired by Fidelity National Information Services and at the end of May, Total Systems Services announced the plan to be acquired by Global Payments. Because of these transactions, the electronic transaction processing segment was the best performing sector fiscal year to date. Credit card issuers were the worst performing companies, particularly those exposed to the Asian Pacific region.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. The Tortoise Global Cloud Infrastructure IndexSM is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the cloud infrastructure industry, including cloud systems/services, cloud consulting software/services, cloud security, cloud hardware and cloud data centers. The Tortoise Global Digital Payments Infrastructure IndexSM is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions. This includes companies whose primary business is comprised of one or a combination of the following categories: credit card networks, electronic transaction processing and associated products/services, credit card issuers, electronic transaction processing software (payments fintech) or online financial services market places.

Tortoise Index Solutions, LLC has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM, Tortoise North American Oil and Gas Producers IndexSM and Tortoise Global Water ESG IndexSM. These Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating these Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Tortoise Index Solutions, LLC has contracted with Solactive AG (“Solactive”) to calculate the Tortoise Global Cloud Infrastructure IndexSM and Tortoise Global Digital Payments Infrastructure IndexSM. The financial instruments that are based on these indices are not sponsored, endorsed, promoted or sold by Solactive in any way, and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of these indices or the calculations thereof; and/or (c) the results obtained or to be obtained by any person or entity from the use of these indices.

Tortoise Indices are the exclusive property of Tortoise Index Solutions. LLC.

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, Short-Term Energy Outlook, July 2019
2	PIRA, May 2019

(unaudited)

Tortoise	3

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31, 2019)

1.	TC Energy Corporation	8.2%
2.	Enbridge Inc.	7.7%
3.	Kinder Morgan, Inc.	7.5%
4.	ONEOK, Inc.	7.3%
5.	The Williams Companies, Inc.	7.3%
6.	Pembina Pipeline Corporation	6.0%
7.	Enterprise Products Partners L.P.	5.4%
8.	Cheniere Energy, Inc.	4.5%
9.	Energy Transfer LP	4.2%
10.	Atmos Energy Corporation	3.9%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy
●	Attractive total return potential in a historically defensive sector
●	Flow-through structure allows for tax-efficient access to the pipeline sector
●	Exposure to Tortoise North American Pipeline IndexSM
–	Effectively represents the characteristics of the market
–	A leading benchmark for analysis of the pipeline sector
–	Proprietary, research-driven and rules-based methodology
–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs.Tortoise North American Pipeline IndexSM Since inception on June 29, 2015 through May 31, 2019

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise

2019 Semi-Annual Report | May 31, 2019

Key asset performance drivers

Top five contributors	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend increase of 25% and announced share buyback authorization
TC Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Asset sales leading to reduced leverage
Enbridge Inc.	Midstream crude oil pipeline company	Visible organic projects with ability to self-fund
The Williams Companies, Inc.	Midstream gathering and processing company	Deleveraging efforts through joint venture and asset sales
Pembina Pipeline Corporation	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects

Bottom five contributors	Company type	Performance driver
Targa Resources Corp	Midstream gathering and processing company	Weaker prices for natural gas and natural gas liquids leading to potentially lower volume growth and cash flow
Antero Midstream Corp.	Natural gas pipelines	Weaker prices for natural gas leading to potentially lower volume growth
SemGroup Corporation	Midstream crude oil pipeline company	Leverage levels remain relatively high
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Leverage levels remain relatively high
Archrock, Inc.	Midstream gathering and processing company	Acquisition announcement poorly received and weaker natural gas prices

Total returns (as of May 31, 2019)

Ticker	6 months	1 year	3 year	Since inception (1)	Gross expense ratio
TPYP @ Market	7.57%	5.01%	7.73%	2.01%	0.40%
TPYP @ NAV	7.94%	5.40%	7.71%	2.06%	0.40%
S&P 500® Index (2)	0.74%	3.78%	11.72%	9.94%	—
TNAPT(3)	8.30%	5.94%	8.36%	2.68%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2019.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

Tortoise	5

Tortoise Global Water ESG Fund

Top ten holdings (as of May 31, 2019)

1.	American Water Works Co., Inc.	8.6%
2.	Geberit AG	8.3%
3.	Veolia Environnement SA	8.0%
4.	Xylem, Inc.	7.5%
5.	Ferguson Plc	7.0%
6.	Aqua America Inc.	4.6%
7.	United Utilities Group PLC	4.5%
8.	Suez	4.2%
9.	Severn Trent Plc	3.8%
10.	Pennon Group Plc	3.5%

TBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource
●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Tortoise Global Water ESG IndexSM
–	Proprietary, rules-based, research-driven methodology
–	Fundamental weighting technique provides significant direct exposure to the water industry
–	A leading benchmark for analysis of the water sector
–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Tortoise Global Water ESG IndexSM Since inception on February 14, 2017 through May 31, 2019

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

*	Prior to June 15, 2018, the Tortoise Global Water ESG Fund was named the Tortoise Water Fund and had an investment objective that sought to track the investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM.

(unaudited)

6	Tortoise

2019 Semi-Annual Report | May 31, 2019

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cia de Saneamento Basico do Estado de Sao Paulo – ADR	Water Utility	Potential to benefit from privatization and sale by Brazilian government
American Water Works Co., Inc.	Water Utility	Demand for less-volatile securities during period of mixed economic signals
Geberit AG	Filtration, Treatment, & Test	Better than expected margin expansion during 1Q 2019 on lower input prices and price increases
Veolia Environnement SA	Water Utility	Demand for less-volatile securities during period of mixed economic signals
Aqua America Inc.	Water Utility	Demand for less-volatile securities during period of mixed economic signals

Bottom five contributors	Company type	Performance driver
Pentair PLC	Filtration, Treatment, & Test	Earnings miss in 1Q 2019 due to complications from inclement U.S. weather
Kurita Water Industries Ltd.	Filtration, Treatment, & Test	Headwinds from uncertain trade war sentiment and unproven acquisitions
Rexnord Corporation	Pipes, Pumps, & Valves	Exposure to potentially weakening European markets as well as U.S. residential end-markets
Suez	Water Utility	Exposure to potentially weakening European markets
Mueller Water Products, Inc.	Pipes, Pumps, & Valves	Exposure to slowing U.S. housing market and potential for weaker incremental margins

Total returns (as of May 31, 2019)

Ticker	6 months	1 year	Since inception (1)	Gross expense ratio
TBLU @ Market	5.98%	0.57%	7.67%	0.40%
TBLU @ NAV	5.49%	1.32%	7.37%	0.40%
S&P 500® Index (2)	0.74%	3.78%	9.55%	—
Tortoise Global Water ESG Index®(3)*	5.38%	1.62%	8.66%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2019.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.
*

Prior to June 15, 2018, the Tortoise Global Water ESG Fund was named the Tortoise Water Fund and had an investment objective that sought to track the investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM. Performance of the Tortoise Water IndexSM for periods ended June 30, 2018 is available on the Tortoise website at www.tortoiseadvisors.com.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

Tortoise	7

Tortoise Cloud Infrastructure Fund

Top ten holdings (as of May 31, 2019)

1.	Equinix, Inc.	5.2%
2.	Microsoft Corporation	5.1%
3.	Digital Realty Trust, Inc.	4.8%
4.	Amazon.com, Inc.	4.7%
5.	Red Hat, Inc.	4.6%
6.	Cisco Systems, Inc.	4.6%
7.	Oracle Corporation	4.4%
8.	Alphabet Inc.	4.3%
9.	Splunk Inc.	4.2%
10.	International Business Machines Corporation	4.2%

TCLD key benefits

●	The fund invests in companies that have the potential to benefit from the expected growing investments, rapid adoption and fast paced innovation of the cloud industry

–	Access to companies that provide and support cloud-based infrastructure
–	Exposure to companies that provide cloud services, cloud management software, data centers and cloud security

●	Direct exposure to companies that should benefit from the growth of the cloud

–	Users of the cloud are not included; their businesses and risks don’t align with the cloud industry

●	Market cap and liquidity filters provide a comparatively high level of liquidity

Value of $10,000 vs. S&P 500® Index Since inception on January 31, 2019 through May 31, 2019

This chart illustrates the performance of a hypothetical $10,000 investment made on January 31, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since January 31, 2019 through May 31, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

8	Tortoise

2019 Semi-Annual Report | May 31, 2019

Key asset performance drivers

Top five contributors	Company type	Performance driver
Atos SE	Cloud Systems/Services	Strong fundamental performance, continued announcement of partnerships
Equinix, Inc.	Cloud Data Center	Demand for co-location and hyperscale data centers, lower interest rates
Microsoft Corporation	Licensing and Support	Continued growing cloud and cloud related revenue as a percentage of total revenue
Okta, Inc.	Cloud Security	Strong fundamental and technical performance
VMware, Inc.	Cloud Systems/Services	Strong fundamental and technical performance

Bottom five contributors	Company type	Performance driver
Nutanix, Inc.	Cloud Hardware	Weak February earnings forecast
Hewlett Packard Enterprise Company	Cloud Systems/Services	Lackluster fundamental performance
F5 Networks, Inc.	Cloud Systems/Services	Trade war anxiety
Alibaba Group Holdings Limited – ADR	Cloud Systems/Services	Trade war anxiety
Splunk Inc.	Cloud Consulting Software/Services	Earnings miss in May sent stock down aggressively

Total returns (as of May 31, 2019)

Ticker	Since inception(1)	Gross expense ratio
TCLD @ Market	2.48%	0.40%
TCLD @ NAV	2.06%	0.40%
S&P 500® Index(2)	2.52%	—

(1)	Reflects period from fund inception on January 31, 2019 through May 31, 2019.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

Tortoise	9

Tortoise Digital Payments Infrastructure Fund

Top ten holdings (as of May 31, 2019)

1.	Total System Services, Inc.	5.8%
2.	Worldpay, Inc.	5.6%
3.	Global Payments Inc.	5.2%
4.	PayPal Holdings, Inc.	5.0%
5.	Fidelity National Information Services, Inc.	4.9%
6.	Wirecard AG	4.9%
7.	Mastercard, Inc.	4.9%
8.	FleetCor Technologies Inc.	4.9%
9.	Visa Inc.	4.8%
10.	American Express Company	4.6%

TPAY key benefits

●	The fund invests in companies that have the potential to benefit as the world continues to evolve from traditional cash payments to the speed, accuracy and efficiency of digital payments

●	Access to all participants in the fee-based credit card value chain, including merchant acquirers, processors, networks and issuers

●	Exposure to new forms of digital payments, such as mobile, point-of-sale devices and P2P matching engines

●	Market cap and liquidity filters that provide a comparatively high level of liquidity

Value of $10,000 vs. S&P 500® Index Since inception on June 29, 2015 through May 31, 2019

This chart illustrates the performance of a hypothetical $10,000 investment made on January 31, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since January 31, 2019 through May 31, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

10	Tortoise

2019 Semi-Annual Report | May 31, 2019

Key asset performance drivers

Top five contributors	Company type	Performance driver
Worldpay, Inc.	Electronic transaction processing	Being acquired by Fidelity National Information Services
Total System Services, Inc.	Electronic transaction processing	Being acquired by Global Payments
Global Payments Inc.	Merchant payment products/services	Growth through acquisition in robust payments industry
FleetCor Technologies Inc.	Electronic transaction processing	B2B and other internal growth opportunities
PayPal Holdings, Inc.	Electronic transaction processing	Continued strong revenue growth and announced growth initiatives

Bottom five contributors	Company type	Performance driver
Square, Inc.	Merchant payment products/services	Earnings disappointment, technical trading pullback
Green Dot Corporation	Electronic transaction processing	Reduced earnings guidance
Zuora, Inc.	Electronic payment processing/management software	Reduced earnings guidance
Provident Financial plc	Credit card issuer	Brexit related concerns, weaker earnings
Bottomline Technologies (de), Inc.	Electronic payment processing/management software	Weaker guidance, analyst downgrades

Total returns (as of May 31, 2019)

Ticker	Since inception(1)	Gross expense ratio
TPAY @ Market	13.96%	0.40%
TPAY @ NAV	14.46%	0.40%
S&P 500® Index(2)	2.52%	—

(1)	Reflects period from fund inception on January 31, 2019 through May 31, 2019.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

Tortoise	11

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Tortoise Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed, and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the fund’s qualification for federal income tax treatment as a RIC, the fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

(unaudited)

12	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Cloud Infrastructure Fund

Investing involves risk. Principal loss is possible. Investing in specific sectors such as digital infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with investing in cloud infrastructure industry including disruption of service, security breaches, evolving internet regulation and technology risk. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. Shares may trade at prices different than net asset value per share.

Tortoise Digital Payments Infrastructure Fund

Investing involves risk. Principal loss is possible. Investing in specific sectors such as digital payments may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with investing in digital payments industry including major changes in technology, security considerations, taxes, government regulations, economic conditions, competition, political influences, the cyclical nature of the industry, and consumer preferences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. Shares may trade at prices different than net asset value per share.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Tortoise	13

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018 – May 31, 2019).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2018–
	(12/01/2018)	(05/31/2019)	05/31/2019)
Actual(2)	$1,000.00	$1,079.40	$2.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2019 of 7.94%.

Tortoise Global Water ESG Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2018–
	(12/01/2018)	(05/31/2019)	05/31/2019)
Actual(2)	$1,000.00	$1,054.90	$2.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2019 of 5.49%.

(unaudited)

14	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Cloud Infrastructure Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(01/31/2019–
	(01/31/2019)	(05/31/2019)	05/31/2019)
Actual(2)	$1,000.00	$1,020.60	$1.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.25	$1.34

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 121/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from January 31, 2019 through May 31, 2019 of 2.06%.

Tortoise Digital Payments Infrastructure Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(01/31/2019–
	(01/31/2019)	(05/31/2019)	05/31/2019)
Actual(2)	$1,000.00	$1,144.60	$1.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.25	$1.34

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 121/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from January 31, 2019 through May 31, 2019 of 14.46%.

(unaudited)

Tortoise	15

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 79.8%(1)

Canada Crude Oil Pipelines — 16.5%(1)
Enbridge Inc.	697,673	$25,723,203
Gibson Energy Inc.	160,399	2,617,936
Inter Pipeline Ltd.	449,802	6,855,520
Kinder Morgan Canada Limited	38,534	338,698
Pembina Pipeline Corporation	563,965	20,120,148
		55,655,505

Canada Local Distribution Company — 0.3%(1)
Valener Inc.	43,660	840,510

Canada Natural Gas/Natural Gas Liquids Pipelines — 11.1%(1)
AltaGas Ltd.	305,671	4,412,283
Keyera Corp.	234,319	5,644,737
TC Energy Corporation	560,464	27,283,388
		37,340,408

United States Crude Oil Pipelines — 1.4%(1)
Plains GP Holdings, L.P.	172,960	3,895,059
SemGroup Corporation	72,777	917,718
		4,812,777

United States Local Distribution Companies — 15.0%(1)
Atmos Energy Corporation	127,049	12,933,588
Chesapeake Utilities Corporation	17,980	1,632,225
New Jersey Resources Corporation	96,441	4,576,126
NiSource Inc.	404,825	11,274,376
Northwest Natural Holding Co.	31,965	2,199,831
ONE Gas, Inc.	56,882	4,980,588
South Jersey Industries, Inc.	102,460	3,232,613
Southwest Gas Corporation	57,460	4,892,144
Spire Inc.	55,151	4,595,181
		50,316,672

United States Natural Gas Gathering/Processing — 12.2%(1)
Antero Midstream Corp.	248,004	3,030,609
Archrock, Inc.	144,699	1,283,480
EnLink Midstream, LLC	286,260	2,971,379
Targa Resources Corp.	249,191	9,583,886
The Williams Companies, Inc.	920,647	24,286,668
		41,156,022

United States Natural Gas/Natural Gas Liquids Pipelines — 23.2%(1)
Altus Midstream Co.(2)	63,930	292,799
Cheniere Energy, Inc.(2)	239,949	15,159,978
Equitrans Midstream Corp.	220,892	4,386,915
Kinder Morgan, Inc.	1,258,923	25,115,514
National Fuel Gas Company	93,554	4,987,364
ONEOK, Inc.	384,512	24,462,653
Tallgrass Energy LP	156,212	3,716,283
		78,121,506

United States Other — 0.1%(1)
New Fortress Energy LLC(2)	21,976	239,099
Total Common Stock
(Cost $246,905,741)		268,482,499

Master Limited Partnerships — 19.4%(1)

United States Crude Oil Pipelines — 2.4%(1)
Andeavor Logistics LP	37,805	1,318,639
BP Midstream Partners LP	17,249	251,491
Delek Logistics Partners LP	3,005	92,043
Genesis Energy, L.P.	46,144	1,006,862
PBF Logistics LP	8,111	163,031
Plains All American Pipeline, L.P.	186,425	4,215,069
Shell Midstream Partners, L.P.	52,660	1,107,440
USD Partners LP	4,131	44,119
		8,198,694

United States Natural Gas Gathering/Processing — 1.5%(1)
CNX Midstream Partners LP	9,659	141,601
DCP Midstream Partners, LP	38,625	1,174,972
Enable Midstream Partners, LP	15,626	202,982
Hess Midstream Partners LP	5,616	108,389
Noble Midstream Partners LP	9,296	281,204
Oasis Midstream Partners LP	4,047	79,321
Summit Midstream Partners LP	14,925	108,355
USA Compression Partners LP	12,140	207,230
Western Midstream Partners LP	87,225	2,546,098
		4,850,152

See accompanying Notes to Financial Statements.

16	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited) (continued)
May 31, 2019

	Shares	Fair Value
United States Natural Gas/Natural Gas Liquids Pipelines — 10.6%(1)
Cheniere Energy Partners, L.P.	17,894	$746,896
Crestwood Equity Partners LP	20,714	735,968
Energy Transfer LP	1,026,670	14,106,446
Enterprise Products Partners L.P.	646,966	18,043,882
EQM Midstream Partners LP	27,822	1,199,128
TC PipeLines, LP	22,575	817,892
		35,650,212

United States Refined Product Pipelines — 4.9%(1)
Buckeye Partners, L.P.	65,794	2,681,763
CrossAmerica Partners LP	10,658	171,167
Global Partners LP	9,869	196,196
Holly Energy Partners, L.P.	19,389	515,554
Magellan Midstream Partners, L.P.	100,517	6,181,795
MPLX LP	122,282	3,739,384
NuStar Energy L.P.	38,464	1,036,989
Phillips 66 Partners LP	22,771	1,092,553
Sprague Resources LP	3,565	61,568
Sunoco LP	24,064	720,957
		16,397,926
Total Master Limited Partnerships
(Cost $62,540,646)		65,096,984

Short-Term Investment — 0.7%(1)

United States Investment Company — 0.7%(1)
Invesco Government & Agency Portfolio — Institutional Class, 2.29%(3)
(Cost $2,521,541)	2,521,541	2,521,541
Total Investments — 99.9%(1)
(Cost $311,967,928)		336,101,024
Other Assets in Excess of Liabilities, Net — 0.1%(1)		453,083
Total Net Assets — 100.0%(1)		$336,554,107

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2019.

See accompanying Notes to Financial Statements.

Tortoise	17

Tortoise Global Water ESG Fund
Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 98.9%(1)

Brazil Water Utilities — 3.4%(1)
Cia de Saneamento Basico do Estado de
Sao Paulo — ADR	12,985	$145,822
Finland Water Equipment/Services — 0.5%(1)
Uponor OYJ	2,252	22,240

France Water Infrastructure — 12.0%(1)
Suez	13,374	178,917
Veolia Environnement SA	14,614	338,114
		517,031

Hong Kong Water Equipment/Services — 0.6%(1)
China Lesso Group Holdings Ltd.	37,729	24,063

Hong Kong Water Infrastructure — 3.5%(1)
Beijing Enterprises Water Group Ltd.	210,000	111,703
China Water Affairs Group Limited	33,179	32,165
CT Environmental Group Limited(2)	113,060	4,903
		148,771

Japan Water Equipment/Services — 2.5%(1)
Kurita Water Industries Ltd.	4,066	97,893
NIHON TRIM Co., Ltd.	185	8,741
		106,634

Japan Water Infrastructure — 0.5%(1)
METAWATER Co. Ltd.	423	12,686
Oyo Corporation	784	7,640
		20,326

Netherlands Water Equipment/Services — 2.8%(1)
Aalberts Industries N.V.	3,655	120,495

Switzerland Water Equipment/Services — 11.1%(1)
Ferguson PLC	4,595	297,666
Georg Fischer AG	158	133,975
Sulzer AG	479	45,137
		476,778

Switzerland Water Management — 8.2%(1)
Geberit AG	803	354,403

United Kingdom Water Infrastructure — 14.9%(1)
Pennon Group Plc	15,820	146,684
Pentair PLC	4,076	141,926
Severn Trent Plc	6,421	161,544
United Utilities Group PLC	18,867	190,201
		640,355

United States Water Infrastructure — 16.6%(1)
Advanced Drainage Systems, Inc.	1,557	44,655
Aegion Corp.(3)	1,197	17,237
Franklin Electric Co., Inc.	1,457	63,860
Middlesex Water Company	619	36,620
Mueller Water Products, Inc.	5,995	55,394
Rexnord Corporation(3)	3,980	104,714
SJW Group	887	54,666
The York Water Company	491	16,929
Xylem, Inc.	4,295	318,775
		712,850

United States Water Management — 3.5%(1)
AquaVenture Holdings Limited(3)	497	8,812
Badger Meter, Inc.	1,096	57,869
Watts Water Technologies, Inc.	1,047	85,215
		151,896

United States Water Treatment — 0.6%(1)
Evoqua Water Technologies Corp.(3)	2,197	25,859

United States Water Utilities — 18.2%(1)
American States Water Company	1,395	101,751
American Water Works Co., Inc.	3,222	364,150
Aqua America Inc.	4,890	193,351
California Water Service Group	1,826	89,876
Connecticut Water Service, Inc.	449	31,358
		780,486
Total Common Stock
(Cost $4,094,247)		4,248,009

Short-Term Investment — 0.7%(1)

United States Investment Company — 0.7%(1)
Invesco Government & Agency Portfolio — Institutional Class, 2.29%(4)
(Cost $28,461)	28,461	28,461
Total Investments — 99.6%(1)
(Cost $4,122,708)		4,276,470
Other Assets in Excess of Liabilities, Net — 0.4%(1)		17,304
Total Net Assets — 100.0%(1)		$4,293,774

(1)	Calculated as a percentage of net assets.
(2)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 & 3 in Notes to Financial Statements.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of May 31, 2019.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

18	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Cloud Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 99.8%(1)

France Cloud Systems — Services — 2.0%(1)
Atos SE	660	$50,300

France Other — 0.6%(1)
Worldline SA(2)	264	15,897

Hong Kong Online Retail — 3.7%(1)
Alibaba Group Holding Limited — ADR(2)	633	94,481

Israel Cloud Security — 4.0%(1)
Check Point Software Technologies Ltd.(2)	883	97,377
Radware Ltd.(2)	244	5,690
		103,067

Netherlands Cloud Management Software — 1.4%(1)
InterXion Holding N.V.(2)	497	36,634

Netherlands Payments Fintech — 0.2%(1)
Elastic N.V.(2)	62	5,087

United States Cloud Hardware — 9.6%(1)
Cisco Systems, Inc.	2,256	117,380
j2 Global, Inc.	323	27,226
Juniper Networks, Inc.	2,405	59,187
NetScout Systems, Inc.(2)	528	12,941
Nutanix, Inc.(2)	972	27,284
		244,018

United States Cloud Management Software — 10.9%(1)
Box, Inc.(2)	935	17,288
Dropbox, Inc.(2)	1,332	30,050
NetApp, Inc.	1,743	103,186
Pivotal Software, Inc.(2)	475	9,452
Red Hat, Inc.(2)	642	118,321
		278,297

United States Cloud Security — 8.8%(1)
A10 Networks Inc.(2)	400	2,436
Carbon Black, Inc.(2)	270	4,064
Carbonite Inc.(2)	225	5,326
CommVault Systems, Inc.(2)	295	13,585
Fortinet, Inc.(2)	1,029	74,582
MobileIron, Inc.(2)	572	3,197
Okta, Inc.(2)	670	75,857
Qualys, Inc.(2)	231	20,469
Zscaler, Inc.(2)	357	24,501
		224,017

United States Cloud Systems — Services — 26.6%(1)
Akamai Technologies, Inc.(2)	1,121	84,479
Citrix Systems, Inc.	854	80,378
F5 Networks, Inc.(2)	419	55,342
Hewlett Packard Enterprise Company	7,307	100,252
International Business Machines Corporation	850	107,941
Oracle Corporation	2,226	112,636
SolarWinds Corporation(2)	174	3,045
Teradata Corporation(2)	816	28,021
VMware, Inc.	556	98,401
Yext, Inc.(2)	413	7,583
		678,078

United States Cyber Security — 4.3%(1)
Splunk Inc.(2)	949	108,176

United States Data Center — Cloud Hosting — 13.6%(1)
CoreSite Realty Corporation	262	30,581
CyrusOne Inc.	756	44,634
Digital Realty Trust, Inc.	1,035	121,840
Equinix, Inc.	273	132,621
QTS Realty Trust Inc	383	17,683
		347,359

United States Internet Advertising Portals — 4.3%(1)
Alphabet Inc.(2)	100	110,650

United States Licensing/Support — 5.1%(1)
Microsoft Corporation	1,043	128,998

United States Online Retail — 4.7%(1)
Amazon.com, Inc.(2)	68	120,705
Total Common Stock (Cost $2,521,286)		2,545,764

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 2.31%(3) (Cost $3,049)	3,049	3,049

Total Investments — 99.9%(1) (Cost $2,524,335)		2,548,813
Other Assets in Excess of Liabilities, Net — 0.1%(1)		2,607
Total Net Assets — 100.0%(1)		$2,551,420

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2019.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

Tortoise	19

Tortoise Digital Payments Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 98.5%(1)

Australia Electronic Transaction Processing — 1.0%(1)
Afterpay Touch Group Limited(2)	2,508	$42,016

Australia Payments Fintech — 0.4%(1)
Iress Limited	1,722	16,258

Brazil Electronic Transaction Processing — 2.1%(1)
Pagseguro Digital Ltd.(2)	2,390	76,528
StoneCo Ltd.(2)	544	13,709
		90,237

France Electronic Transaction Processing — 1.7%(1)
Ingenico Group	918	73,409

Germany Electronic Transaction Processing — 4.8%(1)
Wirecard AG	1,323	207,067

Hong Kong Credit Card Issuer — 0.2%(1)
China Youzan Limited(2)	131,865	8,915

Hong Kong Financial Services Market Place — 0.0%(1)
Chong Sing Holdings FinTech Group(2)	235,423	781

Hong Kong Merchant Payment Products/Services — 0.2%(1)
Huifu Payment Limited(2)	11,440	6,056
PAX Global Technology Ltd.	10,759	4,007
		10,063

Japan Credit Card Issuer — 1.3%(1)
AEON Financial Service Co. Ltd	1,669	26,753
Credit Saison Co., Ltd.	2,298	24,811
Orient Corporation	5,393	5,574
		57,138

Japan Electronic Transaction Processing — 0.9%(1)
GMO Payment Gateway, Inc.	600	40,419

Netherlands Electronic Transaction Processing — 1.7%(1)
Adyen N.V.(2)	89	71,667

New Zealand Electronic Transaction Processing — 0.1%(1)
Pushpay Holdings Limited(2)	998	2,475

United Kingdom Credit Card Issuer — 0.5%(1)
Provident Financial plc	3,687	21,078

United States Credit Card Networks — 18.6%(1)
American Express Company	1,694	194,319
Discover Financial Services	2,590	193,084
Mastercard, Inc.	823	206,976
Visa Inc.	1,250	201,663
		796,042

United States Electronic Payment Processing/Management — 2.2%(1)
ACI Worldwide, Inc.(2)	1,727	54,331
Bottomline Technologies (de), Inc.(2)	625	27,300
Zuora, Inc.(2)	928	12,983
		94,614

United States Electronic Transaction Processing — 42.8%(1)
Cass Information Systems, Inc.	192	8,653
CSG Systems International, Inc.	477	21,394
EVERTEC, Inc.	874	25,049
Evo Payments, Inc.(2)	363	10,687
Fidelity National Information Services, Inc.	1,733	208,480
First Data Corporation(2)	7,276	184,956
Fiserv, Inc.(2)	2,163	185,715
FleetCor Technologies Inc.(2)	799	206,310
Green Dot Corporation(2)	715	33,183
PayPal Holdings, Inc.(2)	1,914	210,062
QIWI plc — ADR	692	11,639
Total System Services, Inc.	1,974	243,848
Western Union Company	6,618	128,389
WEX Inc.(2)	652	123,189
Worldpay, Inc.(2)	1,941	236,103
		1,837,657

See accompanying Notes to Financial Statements.

20	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Digital Payments Infrastructure Fund
Schedule of Investments (unaudited) (continued)
May 31, 2019

	Shares	Fair Value
United States Financial Services Market Place — 0.7%(1)
GreenSky, Inc.(2)	682	$7,556
LendingClub Corporation(2)	6,216	18,648
Yirendai Ltd. — ADR(2)	191	3,064
		29,268

United States Merchant Payment Products/Services — 12.7%(1)
Euronet Worldwide, Inc.(2)	757	117,365
Global Payments Inc.	1,424	219,353
NCR Corporation(2)	1,791	54,805
Square, Inc.(2)	2,457	152,211
		543,734

United States Payments Fintech — 6.6%(1)
DocuSign, Inc.(2)	1,475	82,689
Jack Henry & Associates, Inc.	1,169	153,396
OneSpan Inc.(2)	471	6,570
Q2 Holdings, Inc.(2)	568	41,600
		284,255
Total Common Stock (Cost $3,846,998)		4,227,093

Short-Term Investment — 1.4%(1)

United States Investment Company — 1.4%(1)
First American Government Obligations Fund, Class X, 2.31%(3) (Cost $62,337)	62,337	62,337

Total Investments — 99.9%(1) (Cost $3,909,335)		4,289,430
Other Assets in Excess of Liabilities, Net — 0.1%(1)		2,882
Total Net Assets — 100.0%(1)		$4,292,312

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2019.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

Tortoise	21

Statements of Assets & Liabilities (unaudited)
May 31, 2019

			Tortoise	Tortoise
	Tortoise	Tortoise	Cloud	Digital Payments
	North American	Global Water	Infrastructure	Infrastructure
	Pipeline Fund	ESG Fund	Fund	Fund
Assets:
Investments, at fair value (cost $311,967,928, $4,122,708, $2,524,335 and $3,909,335, respectively)	$336,101,024	$4,276,470	$2,548,813	$4,289,430
Dividends & interest receivable	568,169	18,588	3,326	4,146
Total assets	336,669,193	4,295,058	2,552,139	4,293,576
Liabilities:
Payable to Adviser	115,086	1,284	719	1,264
Total liabilities	115,086	1,284	719	1,264
Net Assets	$336,554,107	$4,293,774	$2,551,420	$4,292,312
Net Assets Consist of:
Capital Stock	$320,720,434	$4,202,367	$2,500,000	$3,874,969
Total distributable earnings (loss)	15,833,673	91,407	51,420	417,343
Net Assets	$336,554,107	$4,293,774	$2,551,420	$4,292,312

Net Assets	$336,554,107	$4,293,774	$2,551,420	$4,292,312
Shares issued and outstanding(1)	14,450,000	150,000	100,000	150,000
Net asset value, redemption price and offering price per share	$23.29	$28.63	$25.51	$28.62

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

22	Tortoise

2019 Semi-Annual Report | May 31, 2019

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2019

			Tortoise	Tortoise
	Tortoise	Tortoise	Cloud	Digital Payments
	North American	Global Water	Infrastructure	Infrastructure
	Pipeline Fund	ESG Fund	Fund(1)	Fund(1)
Investment Income:
Dividends and distributions from common stock	$6,302,666	$73,410	$12,413	$7,573
Distributions from master limited partnerships	2,555,096	—	—	—
Less: return of capital on distributions	(4,666,365)	—	—	—
Less: foreign taxes withheld	(371,978)	(7,286)	(201)	(162)
Net dividends and distributions from investments	3,819,419	66,124	12,212	7,411
Dividends from money market mutual funds	22,636	118	13	444
Total investment income	3,842,055	66,242	12,225	7,855
Expenses:
Advisory fees (See Note 5)	618,794	8,402	3,419	4,533
Total expenses	618,794	8,402	3,419	4,533
Net Investment Income	3,223,261	57,840	8,806	3,322
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized gain (loss) on investments, including foreign currency gain (loss)	(510,944)	(77,683)	18,136	33,897
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	30,760,016	242,852	24,478	380,124
Net Realized and Unrealized Gain on Investments and Translations of Foreign Currency:	30,249,072	165,169	42,614	414,021
Net Increase in Net Assets Resulting from Operations	$33,472,333	$223,009	$51,420	$417,343

(1)	Period from January 31, 2019 (inception date of the Fund) to May 31, 2019.

See accompanying Notes to Financial Statements.

Tortoise	23

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Tortoise Global Water ESG Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended May 31,	November 30,	Ended May 31,	November 30,
	2019	2018	2019	2018
	(unaudited)		(unaudited)
Operations
Net investment income	$3,223,261	$2,961,448	$57,840	$51,480
Net realized gain (loss) on investments,
including foreign currency gain (loss)	(510,944)	302,799	(77,683)	171,796
Net change in unrealized appreciation
(depreciation) of investments and
translations of foreign currency	30,760,016	(5,235,572)	242,852	(571,881)
Net increase (decrease) in net assets resulting
from operations	33,472,333	(1,971,325)	223,009	(348,605)
Capital Share Transactions
Proceeds from shares sold	130,028,465	137,583,435	—	4,348,680
Payments for shares redeemed	(9,149,000)	(24,276,095)	—	(2,854,060)
Net increase in net assets resulting from
capital share transactions	120,879,465	113,307,340	—	1,494,620
Distributions to Shareholders
From distributable earnings	(2,798,090)	(3,219,856)	(20,117)	(62,050)
From tax return of capital	(2,992,510)	(2,457,119)	—	—
Total distributions to shareholders	(5,790,600)	(5,676,975)	(20,117)	(62,050)
Total Increase in Net Assets	148,561,198	105,659,040	202,892	1,083,965
Net Assets
Beginning of period	187,992,909	82,333,869	4,090,882	3,006,917
End of period	$336,554,107	$187,992,909	$4,293,774	$4,090,882
Transactions in Shares
Shares sold	6,300,000	6,050,000	—	150,000
Shares redeemed	(400,000)	(1,100,000)	—	(100,000)
Net increase	5,900,000	4,950,000	—	50,000

See accompanying Notes to Financial Statements.

24	Tortoise

2019 Semi-Annual Report | May 31, 2019

Statements of Changes in Net Assets (continued)

	Tortoise Cloud	Tortoise Digital Payments
	Infrastructure Fund	Infrastructure Fund
	Period from	Period from
	January 31, 2019(1)	January 31, 2019(1)
	to May 31, 2019	to May 31, 2019
	(unaudited)	(unaudited)
Operations
Net investment income	$8,806	$3,322
Net realized gain on investments, including foreign currency gain (loss)	18,136	33,897
Net change in unrealized appreciation of investments and translations of foreign currency	24,478	380,124
Net increase in net assets resulting from operations	51,420	417,343
Capital Share Transactions
Proceeds from shares sold	2,500,000	3,874,969
Payments for shares redeemed	—	—
Net increase in net assets resulting from capital share transactions	2,500,000	3,874,969
Distributions to Shareholders
From distributable earnings	—	—
Total Increase in Net Assets	2,551,420	4,292,312
Net Assets
Beginning of period	—	—
End of period	$2,551,420	$4,292,312
Transactions in Shares
Shares sold	100,000	150,000
Shares redeemed	—	—
Net increase	100,000	150,000

(1)	Inception date of the fund.

See accompanying Notes to Financial Statements.

Tortoise	25

Tortoise North American Pipeline Fund
Financial Highlights

					Period from
	Six Months	Year Ended	Year Ended	Year Ended	June 29, 2015(1)
	Ended	November 30,	November 30,	November 30,	to November 30,
	May 31, 2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$21.99	$22.87	$23.23	$19.59	$25.00
Investment operations:
Net investment income(3)	0.30	0.69	0.64	0.67	0.24
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(3)	1.42	(0.64)	(0.13)	3.85	(5.43)
Total from investment operations	1.72	0.05	0.51	4.52	(5.19)
Less distributions from:
Net investment income	(0.20)	(0.53)	(0.58)	(0.65)	(0.22)
Net realized gains	—	—	—	—	—
Return of capital	(0.22)	(0.40)	(0.29)	(0.23)	—
Total distributions	(0.42)	(0.93)	(0.87)	(0.88)	(0.22)
Net asset value, end of period	$23.29	$21.99	$22.87	$23.23	$19.59
Total Return(4)	7.94%	0.15%	2.19%	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$336,554	$4,294	$82,334	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.40%	0.40%	0.40%	0.50%	0.70%
Net investment income(5)	2.08%	2.11%	2.22%	2.40%	2.68%
Portfolio turnover rate(4)	7%	16%	18%	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)

The per common share data for the years ended November 30, 2017 and 2016 and the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

26	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Global Water ESG Fund
Financial Highlights

			Period from
			February 14,
	Six Months	Year Ended	2017(1) to
	Ended	November 30,	November 30,
	May 31, 2019	2018	2017
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$27.27	$30.07	$25.00
Investment operations:
Net investment income	0.38	0.34	0.21
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	1.11	(2.65)	5.01
Total from investment operations	1.49	(2.31)	5.22
Less distributions from:
Net investment income	(0.13)	(0.30)	(0.15)
Net realized gains	—	(0.19)	—
Total distributions	(0.13)	(0.49)	(0.15)
Net asset value, end of period	$28.63	$27.27	$30.07
Total Return(3)	5.49%	(7.76)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,294	$4,091	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%
Net investment income(4)	2.75%	1.24%	0.98%
Portfolio turnover rate(3)	11%	36%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	27

Tortoise Cloud Infrastructure Fund
Financial Highlights

Period from
January 31,
2019(1) to
May 31, 2019
(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income	0.09
Net realized and unrealized gain on investments and translations of foreign currency	0.42
Total from investment operations	0.51
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$25.51
Total Return(3)	2.06%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$2,551
Ratios to average net assets:
Expenses(4)	0.40%
Net investment income(4)	1.03%
Portfolio turnover rate(3)	9%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

28	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Digital Payments Infrastructure Fund
Financial Highlights

Period from
January 31,
2019(1) to
May 31, 2019
(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments and translations of foreign currency	3.60
Total from investment operations	3.62
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$28.62
Total Return(3)	14.46%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,292
Ratios to average net assets:
Expenses(4)	0.40%
Net investment income(4)	0.29%
Portfolio turnover rate(3)	15%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	29

Notes to Financial Statements (unaudited)
May 31, 2019

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”), the Tortoise Global Water ESG Fund (the “Global Water ESG Fund”), the Tortoise Cloud Infrastructure Fund (the “Cloud Infrastructure Fund”) and the Tortoise Digital Payments Infrastructure Fund (the “Digital Payments Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG Index® (the “Water Index”). The Fund commenced operations on February 14, 2017.

The investment objective of the Cloud Infrastructure Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Cloud Infrastructure IndexSM (the “Cloud Infrastructure Index”). The Fund commenced operations on January 31, 2019.

The investment objective of the Digital Payments Infrastructure Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Digital Payments Infrastructure IndexSM (the “Digital Payments Index”). The Fund commenced operations on January 31, 2019.

Shares of the North American Pipeline Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”) and shares of the Global Water ESG Fund, Cloud Infrastructure Fund and Digital Payments Infrastructure Fund are listed and traded on CBOE Bzx Exchange, Inc. (“CBOE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

30	Tortoise

2019 Semi-Annual Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2019, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

The North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Global Water ESG Fund will make distributions of net investment income, if any, semiannually. The Cloud Infrastructure Fund and the Digital Payments Infrastructure Fund will make distributions of net investment income, if any, annually. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares will not be priced on the days on which the NYSE is closed for trading and the Global Water ESG Fund’s, the Cloud Infrastructure Fund’s and the Digital Payments Infrastructure Fund’s shares will not be priced on the days on which CBOE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At May 31, 2019, the Global Water ESG Fund had investments in illiquid securities with a total value of $4,903 or 0.1% of total net assets. At May 31, 2019, the North American Pipeline Fund, Cloud Infrastructure Fund and Digital Payments Infrastructure Fund did not hold any illiquid securities.

Security	Shares	Dates Acquired	Cost Basis
CT Environmental Group Limited	113,060	6/2018	$ 15,150

Tortoise	31

Notes to Financial Statements (unaudited) (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2019:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$268,482,499	$—	$—	$268,482,499
Master limited partnerships	65,096,984	—	—	65,096,984
Short-term investment	2,521,541	—	—	2,521,541
Total investments in securities	$336,101,024	$—	$—	$336,101,024

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$4,243,106	$—	$4,903	$4,248,009
Short-term investment	28,461	—	—	28,461
Total investments in securities	$4,271,567	$—	$4,903	$4,276,470

Cloud Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$2,545,764	$—	$—	$2,545,764
Short-term investment	3,049	—	—	3,049
Total investments in securities	$2,548,813	$—	$—	$2,548,813

Digital Payments Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$4,227,093	$—	$—	$4,227,093
Short-term investment	62,337	—	—	62,337
Total investments in securities	$4,289,430	$—	$—	$4,289,430

Refer to each Fund’s Schedule of Investments for additional industry information.

32	Tortoise

2019 Semi-Annual Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Securities
Balance as of 11/30/2018	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	4,903
Balance as of 5/31/2019	$4,903
Net unrealized depreciation of Level 3 Securities as of May 31, 2019	$(10,246)

4. Concentration Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry, the Tortoise Global Water ESG Fund’s assets are concentrated in the water industry, the Tortoise Cloud Infrastructure Fund’s assets are concentrated in the cloud computing industry and the Tortoise Digital Payments Infrastructure Fund’s assets are concentrated in the digital payments industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2019, were as follows:

	Purchases	Sales
North American Pipeline Fund	$22,537,960	$21,323,391
Global Water ESG Fund	476,738	469,101
Cloud Infrastructure Fund	197,630	195,063
Digital Payments Infrastructure Fund	535,440	429,501

During the period ended May 31, 2019, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$130,172,584	$9,151,783
Global Water ESG Fund	—	—
Cloud Infrastructure Fund	2,500,594	—
Digital Payments Infrastructure Fund	3,706,882	—

During the period ended May 31, 2019, net capital gains resulting from in-kind redemptions were as follows:

North American Pipeline Fund	$1,708,415
Global Water ESG Fund	—
Cloud Infrastructure Fund	—
Digital Payments Infrastructure Fund	—

Tortoise	33

Notes to Financial Statements (unaudited) (continued)

7. Federal Tax Information

As of November 30, 2018, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American	Global Water
	Pipeline Fund	ESG Fund
Cost of investments	$196,462,938	$4,171,647
Gross unrealized appreciation	5,405,246	326,638
Gross unrealized depreciation	(16,108,485)	(420,156)
Net unrealized depreciation	(10,703,239)	(93,518)
Undistributed ordinary income	—	11,472
Undistributed long-term capital gain	—	—
Total distributable earnings	—	11,472
Other accumulated losses	(1,144,821)	(29,439)
Total accumulated losses	$(11,848,060)	$(111,485)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2018, the North American Pipeline Fund had a short-term capital loss carryforward of $431,421 and a long-term capital loss carryforward of $713,400, and the Global Water ESG Fund had a long-term capital loss carryforward of $29,439, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2018 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2018. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2018.

During the period ended May 31, 2019, the Funds paid the following distributions to shareholders:

			Cloud	Digital Payments
	North American	Global Water	Infrastructure	Infrastructure
	Pipeline Fund	ESG Fund	Fund	Fund
Ordinary income*	$2,798,090	$20,117	$—	$—
Long-term capital gains**	—	—	—	—
Return of capital	2,992,510	—	—	—
Total distributions	$5,790,600	$20,117	$—	$—

During the year ended November 30, 2018, the Funds paid the following distributions to shareholders:

	North American	Global Water
	Pipeline Fund	ESG Fund
Ordinary income*	$3,219,856	$62,050
Long-term capital gains**	—	—
Return of capital	2,457,119	—
Total distributions	$5,676,975	$62,050

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

On June 26, 2019, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $4,044,900, or $0.2780 per share.

On June 26, 2019, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $59,150, or $0.3943 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

34	Tortoise

2019 Semi-Annual Report | May 31, 2019

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Tortoise Index Solutions, LLC

At the meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on January 8, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Index Solutions, LLC (“TIS” or the “Adviser”) regarding the Tortoise Cloud Infrastructure Fund and the Tortoise Digital Payments Infrastructure Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for an initial two-year term.

Prior to this meeting, the Trustees received and considered information from TIS and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”). Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the approval of the Investment Advisory Agreement. This information, together with a presentation by a representative of TIS regarding the Funds and the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by TIS with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by TIS from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other benefits to TIS resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board in the Support Materials and at a presentation by a representative of TIS, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, as it relates to the Funds, are fair and reasonable in light of the services that TIS will perform, the investment advisory fees that the Funds will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS will provide under the Advisory Agreement with respect to the Funds, noting that such services include but are not limited to the following with respect to each Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by TIS on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. whose compliance department provides full compliance services to TIS. The Trustees also considered TIS’s assets under management and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees noted that TIS had been administering the underlying indexes that each Fund will track as part of their principal investment strategies. The Trustees also considered the experience of the portfolio manager that TIS would utilize in managing each Fund’s assets and that the portfolio manager also serves as portfolio manager to two other exchange-traded funds that are series of the Trust. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS proposes to provide to each Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fees that each Fund will pay to TIS under the Investment Advisory Agreement in the amount of 0.40% of each Fund’s average annual daily net assets, as well as TIS’s profitability analysis (12 month pro-forma) for each Fund. The Trustees noted that each Fund was proposing to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the 0.40% management fee. The Trustees noted that TIS did not anticipate achieving a profit with respect to either Fund during their first 12 months of operation. The Trustees noted that the proposed unitary fee for each Fund was equal to the unitary fee payable by the existing series of the Trust to which TIS serves as investment adviser. The Trustees also noted that TIS does not serve as adviser for any products other than the existing exchange-traded funds that are series of the Trust. The Trustees concluded that TIS’s service relationship with the Funds is not projected to be profitable in the near term.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses that each Fund will bear and those of funds in the same Morningstar peer group, noting that each Fund shared the same peer group. The Trustees noted that the proposed unitary fee charged by each Fund was below the average and median expense ratios for the peer group. The Trustees concluded that TIS’s proposed management fees for the Funds were reasonable.

Tortoise	35

Additional Information (unaudited) (continued)

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale, and noted that the proposed investment advisory fee for the Funds does not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for each Fund was below the peer group average expense ratio for each Fund. The Trustees determined that TIS is likely to realize economies of scale in managing each Fund as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale will be shared with each Fund’s shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by TIS and its affiliates from TIS’s relationship with the Funds. The Trustees noted that TIS does not intend to use soft dollar arrangements with respect to either Fund. The Trustees also noted that neither Fund intends to utilize affiliated brokers to execute Fund portfolio transactions. The Trustees considered that TIS may receive some form of reputational benefit from services rendered to the Funds but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS will not receive additional material benefits from services rendered to the Funds.

36	Tortoise

2019 Semi-Annual Report | May 31, 2019

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

Tortoise	37

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 8, 2019

By (Signature and Title)*	/s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date	August 8, 2019

*	Print the name and title of each signing officer under his or her signature.